# Smeal Fire Apparatus Co. and Subsidiaries

**Consolidated Financial Statements and**
**Independent Auditors' Report**

**December 31, 2014 and June 30, 2014**

## Smeal Fire Apparatus Co. and Subsidiaries

Index

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## INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Smeal Fire Apparatus Co. and Subsidiaries
Snyder, Nebraska

### Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of Smeal Fire Apparatus Co. and Subsidiaries which comprise the consolidated balance sheets as of December 31, 2014 and June 30, 2014, and the related consolidated statements of operations, stockholders' equity, and cash flows for the six months ended December 31, 2014 and the year ended June 30, 2014 and the related notes to the consolidated financial statements.

### Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

### Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a reasonable basis for our audit opinion.

Lutz & Company, P.C. | 13616 California Street, Suite 300, Omaha, NE 68154-5336 | P 402.496.8800 | F 402.496.2711 | WWW.LUTZ.US

## Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Smeal Fire Apparatus Co. and Subsidiaries as of December 31, 2014 and June 30, 2014, and the consolidated results of their operations and their consolidated cash flows for the six months ended December 31, 2014 and the year ended June 30, 2014 in accordance with accounting principles generally accepted in the United States of America.

Lutz & Company, P.C.

March 26, 2015

## Smeal Fire Apparatus Co. and Subsidiaries

**Consolidated Balance Sheets**

**December 31, 2014 and June 30, 2014**

| **ASSETS** (Note 4) | **December 31, 2014** | **June 30, 2014** |
|---|---|---|
| **CURRENT ASSETS** | | |
| Cash and Cash Equivalents | $ 7,481,915 | $ 6,974,359 |
| Receivables | | |
| Trade Accounts | 585,304 | 736,860 |
| Other | 96,430 | 14,549 |
| Inventories (Note 2) | 26,195,355 | 24,126,719 |
| Prepaid Expenses | 561,773 | 247,865 |
| Income Tax Deposit (Note 3) | 815,670 | - |
| Total Current Assets | 35,736,447 | 32,100,352 |
| **PROPERTY AND EQUIPMENT** | | |
| Land | 45,418 | 45,418 |
| Buildings and Improvements | 3,660,222 | 3,514,236 |
| Plant Machinery and Equipment | 4,783,919 | 4,243,748 |
| Office Furniture and Equipment | 1,225,425 | 891,352 |
| Vehicles | 499,926 | 424,988 |
| Total Cost | 10,214,910 | 9,119,742 |
| Less Accumulated Depreciation | 5,334,511 | 5,109,638 |
| Net Book Value | 4,880,399 | 4,010,104 |
| **OTHER ASSETS** | | |
| Income Tax Deposit (Note 3) | - | 815,670 |
| Deposits | 41,361 | - |
| Other Investments (Note 7) | 206,713 | 203,570 |
| Goodwill, Net of Accumulated Amortization of $73,140 and $0, Respectively (Note 8) | 1,389,660 | - |
| Total Other Assets | 1,637,734 | 1,019,240 |
| **TOTAL ASSETS** | **$ 42,254,580** | **$ 37,129,696** |

See Notes to Consolidated Financial Statements.

# Smeal Fire Apparatus Co. and Subsidiaries

**Consolidated Balance Sheets**

**December 31, 2014 and June 30, 2014**

| LIABILITIES | December 31, 2014 | June 30, 2014 |
|---|---|---|
| **CURRENT LIABILITIES** | | |
| Accounts Payable | $ 3,393,139 | $ 2,755,184 |
| Customer Prepayments | 15,052,969 | 8,820,200 |
| Accrued Salaries, Wages and Bonuses | 699,246 | 447,875 |
| Taxes Accrued and Withheld | 109,713 | 99,858 |
| Profit Sharing Payable (Note 5) | 21,340 | 26,300 |
| Accrued Warranty Expense | 450,000 | 450,000 |
| Other Accrued Expenses | 23,498 | - |
| Total Current Liabilities | 19,749,905 | 12,599,417 |
| **LONG-TERM LIABILITIES** | | |
| Deferred Compensation Payable (Note 7) | 206,713 | 203,570 |
| Total Liabilities | 19,956,618 | 12,802,987 |
| **COMMITMENTS AND CONTINGENCIES** (Note 6) | | |
| **STOCKHOLDERS' EQUITY** | | |
| **COMMON STOCK** (Note 6) | | |
| $1 Par Value, Authorized, 10,000 Shares | | |
| Issued and Outstanding, 3,867 and 3,828 Shares, Respectively | 3,867 | 3,828 |
| **PAID IN CAPITAL** | 306,342 | 56,381 |
| **RETAINED EARNINGS** | 21,987,753 | 24,266,500 |
| Total Stockholders' Equity | 22,297,962 | 24,326,709 |
| **TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY** | **$ 42,254,580** | **$ 37,129,696** |

See Notes to Consolidated Financial Statements.

## Smeal Fire Apparatus Co. and Subsidiaries

**Consolidated Statements of Operations**

**Six Months Ended December 31, 2014 and the Year Ended June 30, 2014**

| | December 31, 2014 | June 30, 2014 |
|---|---|---|
| **SALES** | | |
| Chassis | $ 13,808,421 | $ 21,218,497 |
| Aerial Trucks and OEM Aerial Devises | 4,694,863 | 25,489,078 |
| Pumper Trucks | 14,394,510 | 13,355,316 |
| Parts, Refurbs, Repairs, and Other | 1,396,197 | 2,483,098 |
| Total Sales | 34,293,991 | 62,545,989 |
| **COST OF SALES** | | |
| Chassis | 13,646,377 | 21,021,726 |
| Direct Materials | 10,826,007 | 20,934,968 |
| Direct Labor | 3,317,767 | 5,339,737 |
| Manufacturing Costs | 6,051,055 | 8,842,911 |
| Total Costs of Sales | 33,841,206 | 56,139,342 |
| **GROSS PROFIT** | 452,785 | 6,406,647 |
| **OPERATING EXPENSES** | 3,816,254 | 5,453,322 |
| Income (Loss) from Operations | (3,363,469) | 953,325 |
| **OTHER INCOME AND EXPENSE** | | |
| Interest Income | 81,623 | 191,819 |
| Interest Expense | (31,104) | (74,775) |
| Rental Income, Net | - | 125,499 |
| Gain on Sale of Property and Equipment | 1,166,448 | 279,798 |
| Other Income | 95,921 | 197,597 |
| Total Other Income and Expense | 1,312,888 | 719,938 |
| **NET INCOME (LOSS)** | $ (2,050,581) | $ 1,673,263 |

See Notes to Consolidated Financial Statements.

# Smeal Fire Apparatus Co. and Subsidiaries

**Consolidated Statements of Stockholders' Equity**

**Six Months Ended December 31, 2014 and the Year Ended June 30, 2014**

| | Common Stock | Paid In Capital | Retained Earnings | Total Stockholders' Equity |
|---|---|---|---|---|
| **BALANCES, June 30, 2013** | $ 3,828 | $ 56,381 | $ 24,468,957 | $ 24,529,166 |
| Net Income | - | - | 1,673,263 | 1,673,263 |
| Distributions to Stockholders | - | - | (1,875,720) | (1,875,720) |
| **BALANCES, June 30, 2014** | 3,828 | 56,381 | 24,266,500 | 24,326,709 |
| Net Loss | - | - | (2,050,581) | (2,050,581) |
| Capital Contributions (Note 6) | 39 | 249,961 | - | 250,000 |
| Distributions to Stockholders | - | - | (228,166) | (228,166) |
| **BALANCES, December 31, 2014** | **$ 3,867** | **$ 306,342** | **$ 21,987,753** | **$ 22,297,962** |

See Notes to Consolidated Financial Statements.

## Smeal Fire Apparatus Co. and Subsidiaries

**Consolidated Statements of Cash Flows**

**Six Months Ended December 31, 2014 and the Year Ended June 30, 2014**

| | December 31, 2014 | June 30, 2014 |
|---|---|---|
| **CASH FLOWS FROM OPERATING ACTIVITIES** | | |
| Net Income (Loss) | $ (2,050,581) | $ 1,673,263 |
| Adjustments to Reconcile Net Income (Loss) to | | |
| Net Cash Provided by Operating Activities | | |
| Depreciation and Amortization | 348,737 | 410,336 |
| Increase in Deferred Compensation Payable | 3,143 | 7,935 |
| Gain on Sale of Property and Equipment | (1,166,448) | (279,798) |
| Changes in Current Assets and Current Liabilities | | |
| Decrease (Increase) in Trade Accounts Receivable | 576,307 | (523,127) |
| Increase in Other Receivables | (81,881) | (5,313) |
| Decrease in Inventories | 1,227,094 | 4,069,540 |
| Increase in Prepaid Expenses | (313,908) | (130,863) |
| Increase in Deposits | (41,361) | - |
| Decrease in Accounts Payable | (277,868) | (1,439,793) |
| Increase (Decrease) in Customer Prepayments | 3,528,114 | (3,131,735) |
| Increase (Decrease) in Accrued Salaries, Wages and Bonuses | 216,593 | (144,431) |
| Increase (Decrease) in Taxes Accrued and Withheld | 9,855 | (18,569) |
| Decrease in Profit Sharing Payable | (4,960) | (85,367) |
| Increase in Other Current Liabilities | 23,498 | - |
| Net Cash Provided by Operating Activities | 1,996,334 | 402,078 |
| **CASH FLOWS FROM INVESTING ACTIVITIES** | | |
| Purchase of Property and Equipment | (842,096) | (258,656) |
| Proceeds from Sale of Property and Equipment | 1,470,102 | 423,815 |
| Decrease in Income Tax Deposit | - | 661,208 |
| Cash Paid to Acquire Iconic American Trucks, LLC | - | (1,750,000) |
| Net Cash Paid to Acquire U.S. Tanker-Fire Apparatus, LLC | (2,135,475) | - |
| Increase in Other Investments | (3,143) | (7,935) |
| Net Cash Used in Investing Activities | (1,510,612) | (931,568) |
| **CASH FLOWS FROM FINANCING ACTIVITIES** | | |
| Proceeds from the Issuance of Common Stock | 250,000 | - |
| Distributions to Stockholders | (228,166) | (1,875,720) |
| Net Cash Provided by (Used in) Financing Activities | 21,834 | (1,875,720) |
| Net Increase (Decrease) in Cash and Cash Equivalents | 507,556 | (2,405,210) |
| Cash and Cash Equivalents, Beginning of Year | 6,974,359 | 9,379,569 |
| **Cash and Cash Equivalents, End of Year** | **$ 7,481,915** | **$ 6,974,359** |
| **SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION** | | |
| Interest Paid | $ 31,171 | $ 74,759 |

See Notes to Consolidated Financial Statements.

# Smeal Fire Apparatus Co. and Subsidiaries

**Consolidated Statements of Cash Flows - Continued**

**Six Months Ended December 31, 2014 and the Year Ended June 30, 2014**

**NONCASH INVESTING AND FINANCING ACTIVITIES**

| | December 31, 2014 | June 30, 2014 |
|---|---|---|
| **Acquisition of Iconic American Trucks, LLC** | | |
| Inventory | $ - | $ 1,460,350 |
| Property and Equipment | - | 389,650 |
| Warranty Reserve | - | (100,000) |
| Cash Paid to Acquire Iconic American Trucks, LLC | $ - | $ 1,750,000 |
| **Acquisition of U.S. Tanker Fire-Apparatus, LLC** | | |
| Trade Accounts Receivable | $ 424,751 | $ - |
| Inventories | 3,295,730 | - |
| Property and Equipment | 607,450 | - |
| Goodwill | 1,462,800 | - |
| Accounts Payable | (915,823) | - |
| Customer Prepayments | (2,704,655) | - |
| Other Payables | (34,778) | - |
| Net Cash Paid to Acquire U.S. Tanker Fire-Apparatus, LLC | $ 2,135,475 | $ - |

See Notes to Consolidated Financial Statements.

# Smeal Fire Apparatus Co. and Subsidiaries

**Notes to Consolidated Financial Statements**

**December 31, 2014 and June 30, 2014**

## 1. Summary of Significant Accounting Policies

A summary of the significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements is set forth below.

***Principles of Consolidation***

The consolidated financial statements include the accounts of Smeal Fire Apparatus Co. and its wholly owned subsidiaries Smeal Properties, Inc., Ladder Tower Co., and effective July 1, 2014, U.S. Tanker Co., collectively (the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

***Nature of Business***

The Company manufactures and sells fire trucks, aerial ladders and related equipment to customers located throughout the United States and Canada.

Effective July 1, 2014, the Board of Directors authorized a change in the Company's Articles of Incorporation to change from a fiscal period ending on June 30, to December 31. In accordance with this change, the consolidated statements of operations, stockholders' equity, and cash flows for the period ended December 31, 2014 cover a period of six months whereas those statements cover a full fiscal year (twelve months) for the preceding comparative financial statements.

***Use of Estimates***

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

***Advertising Costs***

The cost of advertising is expensed as incurred. Advertising costs were approximately $231,000 and $357,000 for the six months December 31, 2014 and the year ended June 30, 2014, respectively.

***Cash and Cash Equivalents***

For purposes of the consolidated statements of cash flows, the Company considers all investments with an original maturity of three months or less to be cash and cash equivalents.

***Trade Accounts Receivable***

The Company considers trade accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

***Inventories***

Inventories for Smeal Fire Apparatus Co. are valued at the lower of cost or market using the last-in, first-out (LIFO) method. Inventories for its wholly owned subsidiaries Ladder Tower Co., and U.S. Tanker Co., are valued at the lower of cost or market using the first-in, first-out (FIFO) method.

***Property and Equipment***

Property and equipment are recorded at cost. Expenditures for additions and betterments are capitalized; expenditures for maintenance and repairs are charged to expense as incurred. The costs of assets disposed and the related accumulated depreciation are eliminated from the accounts in the year of disposal. Gains or losses from property disposals are recognized in the year of disposal.

Depreciation is computed using both straight-line and accelerated methods over the following estimated useful lives:

| | Years |
|---|---|
| Buildings and Improvements | 39 |
| Plant Machinery and Equipment | 5 - 7 |
| Office Furniture and Equipment | 3 - 7 |
| Vehicles | 5 |

***Goodwill***

Goodwill represents the carrying amount of the cost in excess of net assets acquired. Effective July 1, 2014, the Company adopted FASB Accounting Standards Update 2014-02, *Intangibles – Goodwill and Other (Topic 350): Accounting for Goodwill*, which allows the Company to amortize goodwill prospectively on a straight-line basis up to 10 years. Management has elected to amortize its existing goodwill over 10 years, which represents the estimated useful life. Amortization expense of $73,140 was recorded for the six months ended December 31, 2014 in the accompanying consolidated statements of operations. The Company will continue to review goodwill for possible impairment when a triggering event has occurred. Amortization expense over the next five years is anticipated to be $146,280 annually. The Company's goodwill at December 31, 2014 consists of $1,462,800 related to the purchase of US Tanker Fire-Apparatus, LLC (Note 8), and accumulated amortization of $73,140. No goodwill was recorded on the consolidated balance sheet as of June 30, 2014:

***Concentration of Credit Risk***

The Company has two financial instruments that potentially subject the Company to credit risk. The Company maintains bank accounts in which the balances sometimes exceed federally insured limits. The Company's trade accounts receivable are also subject to credit risk.

***Customer Prepayments***

Customer prepayments are recorded as a liability upon receipt and are recognized as revenues in accordance with the Company's revenue recognition policy.

***Accrued Warranty Expense***

The Company accrues estimated future warranty claims based on historical experience.

***Revenue Recognition***

The Company recognizes revenue from the sale of fire trucks and aerial ladders when title and risks of ownership are transferred to the customer, which generally is upon payment and customer acceptance of the unit as built. Revenue from sales of related equipment is recognized when the related equipment has been shipped.

***Income Taxes***

The Company, with the consent of its stockholders elected under the Internal Revenue Code to be taxed as an S corporation. Accordingly, taxable income, deductions and credits flow through to the stockholders each year as earned and are reported on their personal income tax returns. Therefore, no provision or liability for income taxes has been included in the consolidated financial statements of the Company.

The Company adopted the provisions of FASB Codification Topic 740-10 related to uncertain income tax positions. As a result of the Company being taxed as an S corporation, management believes there are no uncertain income tax positions taken which would require the Company to reflect a liability for unrecognized tax benefits on the accompanying consolidated balance sheets.

The Company generally makes tax related cash distributions to its stockholders in amounts sufficient to cover any income taxes they are required to pay on the Company's taxable income.

The Company reports certain expenses differently for financial statement purposes than for income tax return purposes. At December 31, 2014 and June 30, 2014 there were net accumulated temporary differences of approximately $189,000 and $293,000 respectively, which will decrease income for tax return purposes in the future as they reverse.

The Company is no longer subject to income tax examinations by federal, state, or local tax authorities for years before December 31, 2011.

***Subsequent Events***

Subsequent events are events or transactions that occur after the consolidated balance sheet date but before the consolidated financial statements are available to be issued and may require potential recognition or disclosure in the consolidated financial statements. Management has considered such events or transactions through March 26, 2015, noting no items requiring disclosure.

## 2. Inventories

Inventories at December 31 and June 30, respectively, consist of the following:

| | December 31, 2014 | June 30, 2014 |
|---|---|---|
| Chassis | $ 5,717,503 | $ 6,711,615 |
| Demos | 5,302,227 | 6,605,249 |
| Finished Goods | 9,082,442 | 6,285,708 |
| Raw Materials | 7,451,928 | 7,191,239 |
| Work-In Process | 6,971,732 | 5,666,582 |
| | 34,525,832 | 32,460,393 |
| LIFO Reserve | (8,330,477) | (8,333,674) |
| Total Inventories | $ 26,195,355 | $ 24,126,719 |

Net earnings would have been $3,197 lower and $40,120 higher for the six months ended December 31, 2014 and the year ended June 30, 2014, respectively, if all inventories would have been valued using the first-in, first-out (FIFO) method.

## 3. Income Tax Deposit

Income tax legislation requires certain fiscal year S Corporations to either adopt a calendar year end or make income tax deposits. The Company made necessary noninterest bearing deposits as a result of this requirement. Effective July 1, 2014, the Company elected to change to a calendar year end. All deposits previously made and outstanding will be refunded to the Company subsequent to December 31, 2014, and no further income tax deposits will be made.

## 4. Financing Arrangements

The Company's financing arrangement consists of an $3,000,000 revolving bank line of credit, expiring October 2015 with interest at the bank's index rate (the bank's index rate was 3.25% at June 30, 2014) but not less than 5.0% and payable monthly. Maximum borrowings under this line of credit are limited to a borrowing base calculation. This line of credit is collateralized by substantially all assets of the Company. There were no amounts outstanding against this line or a similar line for the years ended December 31, 2014 and June 30, 2014, respectively.

The Company also has available to it a $1,000,000 irrevocable standby letter of credit with automatic renewal until terminated, subject to the same interest rate and collateral as the revolving bank line of credit noted above.

### 5. 401(k) Profit Sharing Plan

The Company maintains a 401(k) profit sharing plan which covers substantially all employees upon the completion of one year of employment, 1,000 hours of service and attainment of 18 years of age. The Company's contribution to the plan consists of a match equal to 100% of the first 3% of voluntary salary deferral contributions plus 50% of the next 2% of eligible participant compensation and an additional discretionary amount determined each year by the Company. The Company's 401(k) profit sharing costs were approximately $132,000 and $281,000 for the six months ended December 31, 2014 and the year ended June 30, 2014, respectively.

### 6. Commitments and Contingencies

**Legal Proceedings**

The Company is party to certain legal proceedings arising in the ordinary course of its business. In the opinion of management and its legal counsel, disposition of these matters will not materially affect the Company's consolidated financial position or consolidated results of operations.

**Stockholder Agreements**

The Company and its stockholders have entered into an agreement which restricts the stockholders from selling their shares to any entity other than the Company or remaining stockholders unless approved by the Company and its stockholders. The Company and remaining stockholders have the first and second option, respectively, to purchase the shares, except in the case of death, whereby the Company is required to purchase the shares, at net book value.

**Employee Stock Purchase Plan**

Effective June 30, 2014, the Company established an Employee Stock Purchase Plan to grant certain Company executives with awards to purchase Company stock. These awards are granted by a committee comprised of the board of directors of the Company. Awards granted under the Plan allow executive(s) to purchase Company stock at a price specified by the committee (not less than 75% of the fair market value of the stock), within 12 months of the award grant. For the six months ended December 31, 2014, the Company granted 39 shares to an employee, for a total purchase price of $250,000. No awards were granted for the year ended June 30, 2014.

### 7. Deferred Compensation

The Company has created the Smeal Fire Apparatus Co. Incentive Plan (the "Plan") to establish nonqualified deferred compensation arrangements with certain key employees. Contributions to the Plan are determined each year by the Company at its discretion. The Plan requires the Company to invest contributions in principal protection and fixed income investments, which are recorded as other investments on the Company's consolidated balance sheets. In addition, the Company is required to maintain separate deferred incentive compensation accounts on behalf of each participant to reflect the value of the deferred benefits, which are recorded as deferred compensation payable on the Company's consolidated balance sheets. Each participant's deferred incentive compensation account is allocated on an annual basis a portion of the Company's contribution to the Plan plus or minus their portion of the changes in market value of the investments. Deferred benefits are payable no later than one year after the employee's retirement, resignation, disability or death in installments over a period of three years unless the employee submits

written request for a lump sum payment at least one year prior to such occurrence. The Company made no contributions to the Plan for the six months ended December 31, 2014 or the year ended June 30, 2014.

### 8. Business Acquisitions

**Acquisition of Iconic American Trucks, LLC**

On June 9, 2014, Ladder Tower Co. (wholly owned subsidiary of Smeal Fire Apparatus Co.) acquired certain assets of Iconic American Trucks, LLC for a total purchase price of $1,750,000. The assets purchased included inventory, along with property and equipment. A warranty reserve liability was also recorded with the purchase. The purchase price was equal to the fair value of the net assets, resulting in no goodwill being recorded.

**Acquisition of U.S. Tanker Fire-Apparatus, LLC**

On July 1, 2014, US Tanker Co. (wholly owned subsidiary of Smeal Fire Apparatus Co.) acquired substantially all of the assets of U.S. Tanker Fire-Apparatus, LLC for a total purchase price of $2,135,475. The assets purchased included inventories, trade accounts receivable, property and equipment, and various prepaid assets. Liabilities assumed were accounts payable, customer prepayments, and other payables. The purchase price was greater than the fair value of the net assets, resulting in goodwill of $1,462,000 being included on the accompanying consolidated balance sheets.